UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2012 (December 22, 2011)

Whitestone REIT Operating Partnership, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53966	76-0594968

(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500
Houston, TX	77063

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

On December 23, 2011, Whitestone REIT filed a Form 8-K (the “Original 8-K”) to report the completion of the acquisition of The Pinnacle of Scottsdale on December 22, 2011. After reasonable inquiry, we are not aware of any other material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results. This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K.

Item 9.01. Financial Statements and Exhibits

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Whitestone REIT

We have audited the accompanying Statement of Revenues and Certain Operating Expenses (the “Historical Summary”) of The Pinnacle of Scottsdale (the “Property”) for the year ended December 31, 2010. This Historical Summary is the responsibility of the management of the Property. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared as described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Whitestone REIT and Whitestone REIT Operating Partnership, LP, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the Revenues and Certain Operating Expenses of the Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ PANNELL KERR FORSTER OF TEXAS, P.C.

Houston, Texas
March 7, 2012

THE PINNACLE OF SCOTTSDALE
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2011 (unaudited) and for the Year Ended December 31, 2010
(in thousands)

	Nine months ended September 30, 2011 (unaudited)	Year ended December 31, 2010
Revenues:
Rental income	$1,475	$2,065
Other income	398	582
Total revenue	1,873	2,647

Certain operating expenses:
Operating expenses	228	281
Interest expense	611	828
Real estate taxes	250	311
Total certain operating expenses	1,089	1,420

Excess of revenues over certain operating expenses	$784	$1,227

See accompanying notes to statements of revenues and certain operating expenses

THE PINNACLE OF SCOTTSDALE
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2011 (unaudited) and for the Year Ended December 31, 2010

The use of the words “we,” “us,” “our,” “Company” or “Whitestone” refers to Whitestone REIT and our consolidated subsidiaries, except where the context otherwise requires.

1.  BUSINESS

On December 22, 2011, we acquired The Pinnacle of Scottsdale (the “Property”), a Community Centered Property containing 113,108 square feet of gross leasable area, located in Scottsdale, Arizona for approximately $28.8 million in cash and net prorations. The Property was 100% occupied as of the date of purchase.

In assessing the Property, we considered the Property's revenue sources including those that have been affected and are expected to be affected in the future by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for retail properties and the ability of tenants to make payments when due. We also considered the Property's expenses including, but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses that may be recovered from tenants.

2.  BASIS OF PRESENTATION

The Statements of Revenues and Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X, and is not intended to be a complete presentation of The Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the nine months ended September 30, 2011 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the nine months ended September 30, 2011 is not necessarily indicative of the expected results for the entire year ended December 31, 2011.

3. REVENUE

The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as noncancelable operating leases. The leases include provisions under which the Property is reimbursed for common area maintenance, real estate taxes and insurance costs. Pursuant to the lease agreements, income related to these reimbursed costs is recognized in the period the applicable costs are incurred. Certain leases contain renewal options at various periods at various rental rates.

Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exist in minimum lease payments over the term of the lease, rental income is recognized for the full period of occupancy on the straight-line basis.

THE PINNACLE OF SCOTTSDALE
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2011 (unaudited) and for the Year Ended December 31, 2010

3. REVENUE (continued)

The weighted average remaining lease terms for tenants at the Property was 5.2 years, as of December 31, 2010. Minimum rents to be received from tenants under operating leases, exclusive of tenant expense recoveries, as of December 31, 2010, were as follows (in thousands):

Years Ended December 31,	Minimum Future Rents
2011	$2,068
2012	2,191
2013	1,791
2014	1,474
2015	1,187
Thereafter	2,611
Total	$11,322

Following are the tenants that individually comprised 10% or more of the annualized base rental income of the Property as of December 31, 2010:

Tenant	Percentage of Annualized Base Rental Income
Safeway Stores, Incorporated	17%

4. CERTAIN OPERATING EXPENSES

Certain operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

5. INTEREST EXPENSE

We assumed a mortgage loan obligation with an outstanding balance of $14.1 million in connection with the acquisition. The Historical Summary includes interest expenses of $611,000 (unaudited) and $828,000 for the nine months ended September 30, 2011 and the year ended December 31, 2010, respectively. The mortgage loan bears interest at 5.695%, matures June 1, 2013 and requires monthly payments of principal and interest totaling $91,073.

5. SUBSEQUENT EVENTS

Subsequent to December 31, 2010 and through March 7, 2012, management did not identify any subsequent events requiring additional disclosure.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following pro forma financial statements have been prepared to provide pro forma information with regard to the acquisition of The Pinnacle of Scottsdale (the “Property”), which Whitestone REIT (“Whitestone”), through Whitestone REIT Operating Partnership, L.P., its majority-owned subsidiary, acquired from an unrelated party on December 22, 2011.

The unaudited pro forma condensed consolidated statements of income for Whitestone and the Property for the twelve months ended December 31, 2010 and the nine-months ended September 30, 2011, give effect to Whitestone's acquisition of the Property, as if it had occurred on the first day of the period presented. The pro forma adjustments column presented on the pro forma consolidated statements of income for the year ended December 31, 2010 includes the financial information for the Property for the entire year. The pro forma adjustments column presented on the pro forma consolidated statements of income for the nine months ended September 30, 2011, includes the financial information for the Property for the full nine months, as the Property was acquired subsequent to September 30, 2011 and therefore not included in Whitestone's historical financial statements. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 gives effect to the acquisition of the Property as if it had occurred on September 30, 2011.

The unaudited pro forma condensed consolidated financial statements have been prepared by Whitestone's management based upon the historical financial statements of Whitestone REIT and subsidiaries and of the acquired Property. These pro forma statements may not be indicative of the results that actually would have occurred had the acquisitions been in effect on the dates indicated or which may be obtained in the future.

In management's opinion, all adjustments necessary to reflect the effects of the Property acquisition have been made. These unaudited pro forma statements are for informational purposes only and should be read in conjunction with the historical financial statements of Whitestone REIT and subsidiaries, including the related notes thereto, which were filed as part of Whitestone's Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.

WHITESTONE REIT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2011
(unaudited)
(in thousands, except share data)

	Whitestone REIT	Pro Forma Adjustments	Pro Forma Consolidated
	(A)	(B)
ASSETS
Real estate assets, at cost:
Property	$241,488	$29,114	$270,602
Accumulated Depreciation	(43,761)	—	(43,761)
Total real estate assets	197,727	29,114	226,841
Cash and cash equivalents	32,660	(14,573)	18,087
Marketable Securities	4,579	—	4,579
Escrows and acquisition deposits	4,092	—	4,092
Accrued rents and accounts receivable, net of allowance for doubtful accounts	5,309	—	5,309
Unamortized lease commissions and loan costs	3,618	—	3,618
Prepaid expenses and other assets	705	—	705
Total assets	$248,690	$14,541	$263,231

LIABILITIES AND EQUITY
Liabilities:
Notes payable	$102,234	$14,110	$116,344
Accounts payable	7,800	431	8,231
Tenants' security deposits	1,956	—	1,956
Dividends and distributions payable	3,647	—	3,647
Total liabilities	115,637	14,541	130,178
Commitments and contingencies:
Equity:
Preferred shares, $0.001 par value per share; 50,000,000 shares authorized; none issued and outstanding at September 30, 2011 and December 31, 2010	—	—	—
Class A common shares, $0.001 par value per share; 50,000,000 shares authorized; 3,471,090 and 3,471,187 issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	3	—	3
Class B common shares, $0.001 par value per share; 350,000,000 shares authorized; 7,511,269 and 2,200,000 issued and outstanding as of September 30, 2011 and December 31, 2010, respectively	7	—	7
Additional paid in capital	153,105	—	153,105
Accumulated other comprehensive loss	(1,545)	—	(1,545)
Accumulated deficit	(38,413)	—	(38,413)
Total Whitestone REIT shareholders' equity	113,157	—	113,157
Noncontrolling interests in subsidiary	19,896	—	19,896
Total equity	133,053	—	133,053
Total liabilities and equity	$248,690	$14,541	$263,231

WHITESTONE REIT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR NINE MONTHS ENDED SEPTEMBER 30, 2011
(unaudited)
(in thousands, except per share data)

	Whitestone REIT	Pro Forma Adjustments	Pro Forma Consolidated
	(A)	(B)
Property revenues
Rental revenue	$20,462	$1,475	$21,937
Other revenues	4,485	398	4,883
Total property revenues	24,947	1,873	26,820

Property expenses
Property operation and maintenance	6,328	228	6,556
Real estate taxes	3,390	250	3,640
Total property expenses	9,718	478	10,196

Other expense (income)
General and administrative	4,737	—	4,737
Depreciation and amortization (C)	6,126	429	6,555
Interest expense (D)	4,277	611	4,888
Interest income	(379)	—	(379)
Total other expense, net	14,761	1,040	15,801

Income before loss on sale or disposal of assets and income taxes	468	355	823

Provision for income taxes	(165)	—	(165)
Loss on sale or disposal of assets	(17)	—	(17)
Income before gain on sale of property	286	355	641

Gain on sale of property	397	—	397
			—
Net Income	683	355	1,038

Less: Net income attributable to noncontrolling interests	122	63	185

Net Income attributable to Whitestone REIT	$561	$292	$853

Earnings per share - basic and diluted
Net income attributable to common shareholders excluding amounts attributable to unvested restricted shares	$0.07	$0.03	$0.10

WHITESTONE REIT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010
(unaudited)
(in thousands, except per share data)

	Whitestone REIT	Pro Forma Adjustments	Pro Forma Consolidated
	(E)	(F)
Property revenues
Rental revenue	$25,901	$2,065	$27,966
Other revenues	5,632	582	6,214
Total property revenues	31,533	2,647	34,180

Property expenses
Property operation and maintenance	8,358	281	8,639
Real estate taxes	3,925	311	4,236
Total property expenses	12,283	592	12,875

Other expense (income)
General and administrative	4,992	—	4,992
Depreciation and amortization (C)	7,225	576	7,801
Involuntary conversion (D)	(558)	—	(558)
Interest expense	5,620	828	6,448
Interest income	(28)	—	(28)
Total other expense, net	17,251	1,404	18,655

Income before loss on sale or disposal of assets and income taxes	1,999	651	2,650

Provision for income taxes	(264)	—	(264)
Loss on sale or disposal of assets	(160)	—	(160)

Net Income	1,575	651	2,226

Less: Net income attributable to noncontrolling interests	470	194	664

Net Income attributable to Whitestone REIT	$1,105	$457	$1,562

Earnings per share - basic and diluted
Net income attributable to common shareholders excluding amounts attributable to unvested restricted shares	$0.27	$0.11	$0.38

WHITESTONE REIT AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

1. BALANCE SHEET

A.
Reflects the historical unaudited condensed consolidated balance sheet of Whitestone as of September 30, 2011. Please refer to Whitestone's historical consolidated financial statements and notes thereto included in Whitestone's Quarterly Report on Form 10-Q for the nine months ended September 30, 2011.

B.
To reflect the pro forma effect of Whitestone's $28.8 million acquisition of the Property, assuming it occurred on September 30, 2011. We assumed a mortgage loan obligation with an outstanding balance of $14.1 million in connection with the acquisition. We allocated the purchase price of the acquired Property to land, building and improvements, identifiable intangible assets and to the acquired liabilities based on their respective fair values. Identifiable intangibles include amounts allocated to acquired out-of-market leases, the value of in-place leases and customer relationships value, if any. We determine fair value based on estimated cash flow projections that utilize appropriate discount and capitalization rates and available market information. Estimates of future cash flows are based on a number of factors including the historical operating results, known trends and specific market and economic conditions that may affect the Property. Factors considered by management in our analysis of determining the as-if-vacant property value include an estimate of carrying costs during the expected lease-up periods considering market conditions, and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and estimates of lost rentals at market rates during the expected lease-up periods, tenant demand and other economic conditions. Management also estimates costs to execute similar leases including leasing commissions, tenant improvements, legal and other related expenses. Intangibles related to out-of-market leases and in-place lease value are recorded as acquired lease intangibles and are amortized as an adjustment to rental revenue or amortization expense, as appropriate, over the remaining terms of the underlying leases. Premiums or discounts on acquired out-of-market debt are amortized to interest expense over the remaining term of such debt.

2. STATEMENTS OF INCOME

A.
Reflects the historical condensed consolidated statements of operations of Whitestone for the nine months ended September 30, 2011. Please refer to Whitestone's historical consolidated financial statements and notes thereto included in Whitestone's Quarterly Report on Form 10-Q for the nine months ended September 30, 2011.

B.	Figures reflect the historical operations of the Property for the nine months ended September 30, 2011, unless otherwise noted.

C.
The figure for the Property represents the depreciation of the buildings (over 39 years) based on the purchase price allocation in accordance with U. S. generally accepted accounting principles, assuming acquisition of the Property took place on January 1, 2010.

D.
We assumed a mortgage loan obligation with an outstanding balance of $14.1 million in connection with the acquisition. The figure for the Property represents the historical interest expense on this loan.

E.
Reflects the historical condensed consolidated statements of operations of Whitestone REIT for the year ended December 31, 2010. Please refer to the Whitestone REIT historical consolidated financial statements and notes thereto included in Whitestone's Annual Report on Form 10-K for the year ended December 31, 2010.

F.	Figures reflect the historical operations of the Property for the year ended December 31, 2010, unless otherwise noted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT Operating Partnership, L.P.
(Registrant)

March 7, 2012	/s/ DAVID K. HOLEMAN
(Date)	David K. Holeman Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.